UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2018

DATE OF REPORTING PERIOD: November 1, 2017 through April 30, 2018

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

Global Total Return Fund (CGO)

SEMIANNUAL REPORT APRIL 30, 2018

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments10

Statement of Assets and Liabilities19

Statement of Operations20

Statements of Changes In Net Assets21

Statement of Cash Flows22

Notes to Financial Statements23

Financial Highlights31

Report of Independent Registered
Public Accounting Firm32

About Closed-End Funds33

Managed Distribution Policy34

Automatic Dividend Reinvestment Plan34

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage six closed-end funds. Three are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Global Total Return Fund (CGO) falls into the former category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2018. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of this Calamos Fund. I encourage you to review this information carefully.

Calamos Global Total Return Fund (CGO) is an income-oriented total-return fund. This means we are focused not only on delivering a competitive stream of distributions, but also on total return. We utilize dynamic asset allocation to pursue high current income with a less rate-sensitive approach, while also maintaining a focus on capital gains.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.1000 per share. We believe the Fund’s current annualized distribution rate, which was 8.68%* on a market price basis as of April 30, 2018, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a managed distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/18 distribution was $0.1000 per share. Based on our current estimates, we anticipate that approximately $0.1000 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT

In our October 2017 annual report, I discussed the favorable trends that were supporting continued global growth and investment potential across asset classes. However, I noted our investment teams would not be surprised if the market environment changed, with a pause in the equity markets or even a correction. I also discussed that short-term volatility can create opportunities for long-term managers, such as ourselves. During the semiannual reporting period, these views were borne out.

Market Review

The semiannual period was characterized by two distinct environments, and in particular, the return of volatility to the markets in January. Through the final months of 2017, U.S. and global stock markets advanced briskly as investors focused on positive global economic growth trends, low inflation, deregulation and anticipation of tax reform. However, the climate changed in 2018. Although economic fundamentals remained compelling around the world, market participants became distracted by the potential for more Federal Reserve hikes and rising inflation. After many years of subdued volatility and record-low interest rates, the stock market became increasingly turbulent as the period progressed.1 Fixed income asset classes also encountered headwinds.2,3 Convertible securities, in contrast, demonstrated resilience in the choppy markets, illustrating the potential benefits of their unique structural characteristics.4

Outlook

We believe positive economic conditions and corporate fundamentals can support a continuation of the bull market in stocks, as well as opportunities across asset classes. Global economic data is positive on the whole. GDP growth has continued at a good pace in the U.S., and tax reform and deregulation can provide further catalysts from here. The U.S. consumer has benefitted from job growth, wage gains and rising housing values. Corporate fundamentals—including earnings, sales and revenue growth—are very strong. Inflation has increased but is coming off historically low levels and remains contained. As economic growth continues, we expect the Fed to maintain its course of raising short-term interest rates gradually. This slow pace, combined with conditions in the broader global bond markets, may help keep longer-term U.S. rates from rising unchecked.

Although economic conditions are favorable, managing volatility will be key to succeeding in this environment. Evolving trade policies, uncertainties around North Korea and Russia, and U.S. mid-term elections will likely contribute to short-term market disruptions over coming months. An extended trade war could be an economic headwind, but we do not see this as the probable outcome. We are hopeful that moves by the U.S. over recent months can set the stage for negotiations that lead to freer and fairer trade over the long term.

Letter to Shareholders

CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT   3

Thoughts for Investors

The stock market’s gyrations, rising interest rates and signs of inflation have unsettled many investors. However, if we look back over longer periods, the environment we are seeing today is actually more normal than those of the past few years, when volatility, interest rates and inflation were exceptionally low.

In this more typical environment, we believe there are many opportunities for active and risk-aware approaches. Our investment professionals remain vigilant to avoiding unintended risks in the Fund. They are also working together to turn short-term volatility into opportunities for the shareholders in the Fund. Our ability to respond to changing market conditions will be especially important given the many crosscurrents we see.

In Closing

More than 40 years of experience supports my belief that investors are best served by maintaining a long-term approach. Fast moving markets can increase the temptation to make short-term moves. But as I’ve noted in the past, there’s no way to predict with certainty the daily twists and turns. Far too often, trying to time the ups and downs leaves investors capturing the downside and missing the upside. Instead, I encourage you to work with your financial advisor to create a well-diversified asset allocation that meets your financial goals. By blending an array of funds—including stocks, convertibles, alternative and fixed income strategies—investors may be better positioned to achieve their long-term goals.

I am confident that the Fund is well equipped to navigate the course ahead. Since our earliest days as an asset manager, we have sought to provide innovative strategies for managing risk and enhancing returns. While others may be discouraged by these more choppy markets, we welcome the return of more normal levels of volatility and the opportunities it will bring for our active approach.

I hope that you find this report informative, and I invite you to visit our website www.calamos.com for additional resources. All of us at Calamos Investments thank you for your continued trust. It is truly an honor to help you achieve your financial goals.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

1The MSCI All Country World Index is a measure of global stock market performance, which returned 3.83% for the six-month period ending April 30, 2018. The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. For the six-month period ended, the index returned 3.68%. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period, the index returned 3.82%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide, and it returned 4.93% for the six-month period ended April 30, 2018.

2The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2018, the index returned -1.87%.

3The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities, which returned -0.16% for the six-month period ending April 30, 2018.

4The ICE BofAML All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 2.34% for the six-month period ending April 30, 2018. The ICE BofAML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The index returned 3.95% for the six-month period ended April 30, 2018.

Sources: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

The Calamos Closed-End Funds: An Overview

CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Investment Team Discussion

6   CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT

TOTAL RETURN* AS OF 4/30/18

Common Shares – Inception 10/27/05
	6 Months	1 Year	Since Inception**
On Market Price	3.34%	24.03%	8.46%
On NAV	1.73%	13.68%	8.36%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	18.4%
Financials	16.9
Consumer Discretionary	13.8
Industrials	9.6
Health Care	9.3
Energy	7.8
Consumer Staples	6.9
Telecommunication Services	3.9
Materials	3.7
Real Estate	2.0
Utilities	1.1
Other	0.9

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

Global Total Return Fund (CGO)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation framework.

Calamos Global Total Return Fund (CGO) is a global total-return-oriented offering that seeks to provide an attractive monthly distribution. We invest in a diversified portfolio of global equities, convertible securities and high yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned to generate capital gains and income. This broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

We believe having a relatively high level of exposure to convertible and equity assets is optimal for the portfolio and reflects our cautiously optimistic view of the global stock markets, albeit on a selective and risk-managed basis. We continue to find new opportunities in the convertible market as issuance of these securities has expanded globally over the course of the six months. We believe that maintaining a high exposure to the equity markets via stocks and convertibles was beneficial to the overall performance of the Fund as these markets offered positive returns for the period.

We invest in both U.S. and non-U.S. companies, favoring companies with geographically diversified revenue streams and global business strategies. We emphasize companies we believe offer reliable debt servicing, respectable balance sheets and sustainable prospects for growth.

How did the Fund perform over the reporting period?

The Fund returned 1.73% on a net asset value (NAV) basis for the six-month period ended April 30, 2018. On a market price basis, the Fund increased 3.34%. In comparison, the broad global equity market, as measured by the MSCI World Index, was up 3.68% for the same period.

At the end of the reporting period, the Fund’s shares traded at a 5.98% premium to net asset value.

Investment Team Discussion

CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the six-month period.

We employ a managed distribution policy* within this Fund with the goal of providing shareholders a consistent distribution stream. In each month of the period, the Fund distributed $0.1000 per share, resulting in a current annualized distribution rate of 8.68% of market price as of April 30, 2018.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2018, the dividend yield of S&P 500 Index stocks averaged approximately 2.11%.† Yields also were still relatively low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.95% and 3.11%, respectively.‡

*Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

†Source: Calamos Investments

‡Source: U.S. Department of the Treasury

ASSET ALLOCATION AS OF 4/30/18

Investment Team Discussion

8   CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT

What factors influenced performance over the reporting period?

The portfolio’s wide investment parameters allow us to take advantage of investment opportunities around the world through many types of investment vehicles. By optimizing the advantages of flexibility, the Fund invested opportunistically. The Fund maintained its exposure to the equity markets, and both convertibles and high yield bonds provided income to the portfolio over the period. The strength and performance of global equity and fixed income markets buoyed both the Fund’s price and NAV performance for the period. The Fund’s attractive share price relative to the NAV earlier in the period also served as an enticement to many investors and enhanced price performance.

Our selection in financials, notably in investment banking and brokerage, was additive to performance relative to the MSCI World Index. In addition, our selection in utilities (electric utilities) was helpful to performance.

Conversely, our selection in information technology, notably our holdings in communications equipment, lagged relative to the index. In addition, selection in consumer discretionary, namely internet and direct marketing retail, impeded results.

How is the Fund positioned?

Our heaviest allocations are within the information technology, consumer discretionary and financials sectors. As we are relatively optimistic regarding the global economy, we favor growth companies with higher-quality balance sheets, strong brands, free cash flows and experienced management that are poised to benefit from global synchronization. We seek to invest in businesses poised to benefit from increased capital spending in technologies, the global infrastructure build-out, and the consumer optimism. We favor financials as we expect rising interest rates, a reflationary economic environment and less onerous regulations will benefit the sector. We believe that freeing available capital will help energize the overall global economy.

We favor companies with compelling growth opportunities and global revenue drivers. Improving global business dynamics are providing opportunities in the information technology field. For example, businesses and individuals continue to focus on productivity enhancements, stimulating demand for technology and services. In response, we maintain a heavy overweight position in this area relative to the MSCI World Index. Conversely, our weight to utilities is notably below the index weighting, as we do not see utilities as an area that will realize attractive growth in a reflationary environment.

The average credit quality of rated securities within the portfolio is approximately BB, which is higher than the Credit Suisse U.S. High Yield Index. This is typical for the Fund, as our credit assessment process tends to guide us away from the most speculative corporate securities. That said, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable for our investors.

We believe that this is an environment that is conducive to the prudent use of leverage as a means of enhancing total return and supporting the fund’s distribution rate. In spite of a cost increase due to rising interest rates, our use of leverage over the period enjoyed a favorable reinvestment dynamic. As of April 30, 2018, our amount of leveraged assets was approximately 33%.

Investment Team Discussion

CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT   9

What are your closing thoughts for Fund shareholders?

Given our outlook for a continued period of economic growth, we are favoring quality growth companies over cyclicals. Favorable factors within the U.S. include solid job creation, still low interest rates, range-bound energy prices, increasing consumer and corporate confidence and limited inflationary pressures. We are emphasizing investments in companies with solid cash flow generation and stronger balance sheets. From a thematic and sector perspective, we see opportunities in the technology sector, consumer discretionary companies tied to global consumption, and businesses positioned to benefit from improving fundamentals. We are also optimistic about financials, as we believe that many of these companies are favorably valued and positioned to grow revenues in a lower-regulatory, rising-interest-rate environment. However, we are cautious about companies in the consumer staples sector. We believe they may be fully valued as investors are attracted to those stocks for income rather than growth. We are selective regarding the health care sector, favoring those companies that are more product-growth oriented versus price driven. We believe our active, risk-managed investment approach positions us to take advantage of the volatility and opportunities in global equities and convertible securities.

Schedule of Investments April 30, 2018 (Unaudited)

10 CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (17.8%)
Consumer Discretionary (3.9%)
35,000	AV Homes, Inc.µ 6.625%, 05/15/22	$35,986
45,000	Beverages & More, Inc.µ* 11.500%, 06/15/22	41,156
	CCO Holdings, LLC / CCO Holdings Capital Corp.
85,000	5.125%, 05/01/27*^	79,753
60,000	5.000%, 02/01/28µ*	55,298
50,000	5.750%, 09/01/23	50,692
108,000	Century Communities, Inc.µ 5.875%, 07/15/25	103,265
65,000	CRC Escrow Issuer, LLC*^ 5.250%, 10/15/25	62,156
1,000,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	1,042,015
	DISH DBS Corp.^
88,000	5.875%, 11/15/24	75,240
65,000	7.750%, 07/01/26	59,287
105,000	Eldorado Resorts, Inc.µ 6.000%, 04/01/25	104,143
30,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	29,400
45,000	GameStop Corp.*^ 6.750%, 03/15/21	45,823
55,000	goeasy, Ltd.µ* 7.875%, 11/01/22	58,621
35,000	Guitar Center Escrow Issuer, Inc.µ* 9.500%, 10/15/21	34,179
185,000	L Brands, Inc.^ 6.875%, 11/01/35	175,077
60,000	M/I Homes, Inc.µ 5.625%, 08/01/25	57,829
120,000	Mattel, Inc.*^ 6.750%, 12/31/25	117,150
75,000	Meritage Homes Corp.µ* 6.000%, 06/01/25	77,326
60,000	Penske Automotive Group, Inc.µ 5.500%, 05/15/26	58,484
	PetSmart, Inc.*
33,000	5.875%, 06/01/25	23,796
10,000	8.875%, 06/01/25^	5,843
	Rite Aid Corp.
120,000	7.700%, 02/15/27µ	104,623
40,000	6.125%, 04/01/23*^	40,800
110,000	Salem Media Group, Inc.µ* 6.750%, 06/01/24	104,509
75,000	Sally Holdings, LLC / Sally Capital, Inc.^ 5.625%, 12/01/25	73,399
900,000	Service Corp. Internationalµ 7.500%, 04/01/27	1,030,648

PRINCIPAL AMOUNT		VALUE
60,000	Sotheby’s* 4.875%, 12/15/25	$57,825
500,000	Toll Brothers Finance Corp.µ 4.000%, 12/31/18	501,503
45,000	VOC Escrow, Ltd.µ* 5.000%, 02/15/28	43,597
		4,349,423

Consumer Staples (0.7%)
65,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLCµ 5.750%, 03/15/25	56,810
55,000	Fresh Market, Inc.*^ 9.750%, 05/01/23	31,187
	JBS USA LUX SA / JBS USA Finance, Inc.*
340,000	7.250%, 06/01/21	344,187
75,000	6.750%, 02/15/28	72,102
	New Albertson’s, Inc.
45,000	7.450%, 08/01/29^	36,650
30,000	8.000%, 05/01/31µ	24,990
15,000	7.750%, 06/15/26	13,171
	Pilgrim’s Pride Corp.µ*
85,000	5.875%, 09/30/27	81,298
25,000	5.750%, 03/15/25	24,570
	Post Holdings, Inc.*
60,000	5.750%, 03/01/27	58,692
14,000	5.625%, 01/15/28^	13,403
		757,060

Energy (2.1%)
15,000	Berry Petroleum Company, LLCµ* 7.000%, 02/15/26	15,373
55,000	Buckeye Partners, LP^‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	53,819
100,000	Calfrac Holdings, LPµ* 7.500%, 12/01/20	99,501
85,000	California Resources Corp.*^ 8.000%, 12/15/22	73,212
	Carrizo Oil & Gas, Inc.
40,000	8.250%, 07/15/25µ	42,955
34,000	6.250%, 04/15/23^	34,931
65,000	Chesapeake Energy Corp.*^ 8.000%, 01/15/25	63,180
15,000	CONSOL Energy, Inc.µ* 11.000%, 11/15/25	15,837
15,000	CrownRock, LP / CrownRock Finance, Inc.µ* 5.625%, 10/15/25	14,900
80,000	DCP Midstream Operating, LPµ*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	76,310

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
30,000	DCP Midstream, LP^‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	$29,751
40,000	Denbury Resources, Inc.*^ 9.250%, 03/31/22	41,759
15,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	15,430
115,000	Energy Transfer Equity, LPµ 5.500%, 06/01/27	114,850
140,000	Energy Transfer Partners, LPµ‡ 5.376%, 11/01/66 3 mo. USD LIBOR + 3.02%	123,731
	Enterprise Products Operating, LLCµ‡
85,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	83,000
25,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	23,611
	Genesis Energy, LP / Genesis Energy Finance Corp.
65,000	6.500%, 10/01/25^	63,823
55,000	6.250%, 05/15/26µ	52,544
100,000	Gulfport Energy Corp.^ 6.375%, 05/15/25	96,249
125,000	Halcon Resources Corp.^ 6.750%, 02/15/25	125,094
25,000	Lonestar Resources America, Inc.µ* 11.250%, 01/01/23	25,282
25,000	McDermott Escrow 1, Inc. / McDermott Escrow 2, Inc.µ* 10.625%, 05/01/24	25,250
55,000	Moss Creek Resources Holdings, Inc.µ* 7.500%, 01/15/26	55,464
5,000	Nabors Industries, Inc.µ* 5.750%, 02/01/25	4,763
25,000	Oasis Petroleum, Inc.* 6.250%, 05/01/26	25,000
55,000	Par Petroleum, LLC / Petroleum Finance Corp.µ* 7.750%, 12/15/25	56,013
65,000	PDC Energy, Inc.µ* 5.750%, 05/15/26	65,570
65,000	Plains All American Pipeline, LP^‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	63,282
65,000	QEP Resources, Inc.^ 5.625%, 03/01/26	62,713
120,000	SESI, LLCµ* 7.750%, 09/15/24	124,895
25,000	SM Energy Company^ 6.750%, 09/15/26	25,534
45,000	Southwestern Energy Company^ 7.500%, 04/01/26	46,070
40,000	Sunoco, LP / Sunoco Finance Corp.µ* 5.500%, 02/15/26	38,910

PRINCIPAL AMOUNT		VALUE
15,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.µ* 5.875%, 04/15/26	$14,946
15,000	TransMontaigne Partners, LP / TLP Finance Corp.µ 6.125%, 02/15/26	15,040
60,000	Transocean, Inc.*^ 7.500%, 01/15/26	61,029
65,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.µ* 8.750%, 04/15/23	61,276
130,000	Weatherford International, Ltd.µ^ 8.250%, 06/15/23	122,769
65,000	Whiting Petroleum Corp.*^ 6.625%, 01/15/26	66,855
	WildHorse Resource Development Corp.
75,000	6.875%, 02/01/25µ	76,697
25,000	6.875%, 02/01/25*	25,555
		2,322,773

Financials (2.3%)
125,000	Acrisure, LLC / Acrisure Finance, Inc.µ* 7.000%, 11/15/25	118,287
195,000	Ally Financial, Inc.µ 8.000%, 11/01/31	237,348
75,000	AssuredPartners, Inc.µ* 7.000%, 08/15/25	73,918
65,000	Bank of America Corp.µ‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	64,978
65,000	Bank of Nova Scotia^‡ 4.650%, 10/12/22 3 mo. USD LIBOR + 2.65%	61,470
115,000	Charles Schwab Corp.^‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	112,145
75,000	CyrusOne, LP / CyrusOne Finance Corp.µ 5.375%, 03/15/27	75,178
100,000	Dell International, LLC / EMC Corp.µ* 6.020%, 06/15/26	106,244
65,000	Discover Financial Services^‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	63,742
40,000	Equinix, Inc.µ 5.375%, 05/15/27	40,706
25,000	Greystar Real Estate Partners, LLCµ* 5.750%, 12/01/25	24,811
	HUB International, Ltd.µ*
65,000	7.000%, 05/01/26	65,198
35,000	7.875%, 10/01/21	36,495
100,000	ILFC E-Capital Trust IIµ*‡ 4.890%, 12/21/65 3 mo. USD LIBOR + 1.80%	96,616

Schedule of Investments April 30, 2018 (Unaudited)

12 CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
75,000	Iron Mountain, Inc.*^ 5.250%, 03/15/28	$70,692
200,000	Jefferies Finance, LLCµ* 7.250%, 08/15/24	198,468
50,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.µ* 5.250%, 10/01/25	47,759
35,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	34,479
60,000	LPL Holdings, Inc.µ* 5.750%, 09/15/25	58,322
	MetLife, Inc.^
100,000	6.400%, 12/15/36	109,182
7,000	5.875%, 03/15/28‡ 3 mo. USD LIBOR + 2.96%	7,142
110,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.µ 6.500%, 07/01/21	111,754
110,000	Navient Corp.µ^ 6.750%, 06/25/25	111,557
50,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	49,145
100,000	Oil Insurance, Ltd.*‡ 5.290%, 05/31/18 3 mo. USD LIBOR + 2.98%	100,144
160,000	Quicken Loans, Inc.µ* 5.750%, 05/01/25	157,808
75,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	75,863
	Springleaf Finance Corp.
85,000	6.875%, 03/15/25µ	85,953
51,000	8.250%, 10/01/23^	55,993
20,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	19,939
130,000	Tronox Finance, PLCµ* 5.750%, 10/01/25	126,602
		2,597,938

Health Care (2.9%)
119,000	Acadia Healthcare Company, Inc.µ 6.500%, 03/01/24	123,324
	Community Health Systems, Inc.^
150,000	7.125%, 07/15/20	119,686
40,000	6.875%, 02/01/22	21,913
25,000	8.000%, 11/15/19	22,774
190,000	DaVita, Inc.µ 5.125%, 07/15/24	184,719
110,000	Endo International, PLCµ* 7.250%, 01/15/22	93,796
60,000	Endo, Ltd.µ* 6.000%, 07/15/23	43,937

PRINCIPAL AMOUNT		VALUE
115,000	Greatbatch, Ltd.µ* 9.125%, 11/01/23	$124,738
	HCA, Inc.µ
920,000	5.875%, 05/01/23	960,623
55,000	7.500%, 11/06/33	59,990
65,000	Magellan Health, Inc.µ 4.400%, 09/22/24	63,751
75,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	59,142
45,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	39,380
	Tenet Healthcare Corp.^
200,000	6.750%, 06/15/23	197,284
100,000	5.125%, 05/01/25*	97,434
110,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	96,938
175,000	Teva Pharmaceutical Finance IV, BVµ 3.650%, 11/10/21	164,325
25,000	Teva Pharmaceutical Finance IV, LLCµ 2.250%, 03/18/20	23,935
	Valeant Pharmaceuticals International, Inc.*^
505,000	7.250%, 07/15/22	510,699
120,000	9.000%, 12/15/25µ	121,906
50,000	West Street Merger Sub, Inc.µ* 6.375%, 09/01/25	49,198
		3,179,492

Industrials (1.6%)
70,000	Allison Transmission, Inc.µ* 4.750%, 10/01/27	65,902
40,000	Apergy Corp.* 6.375%, 05/01/26	40,661
65,000	Beacon Roofing Supply, Inc.µ* 4.875%, 11/01/25	61,550
60,000	Bombardier, Inc.µ* 7.500%, 12/01/24	63,254
30,000	Covanta Holding Corp.µ 5.875%, 03/01/24	29,656
60,000	Delphi Technologies, PLCµ* 5.000%, 10/01/25	57,886
15,000	FXI Holdings, Inc.µ* 7.875%, 11/01/24	14,898
180,000	Golden Nugget, Inc.µ* 6.750%, 10/15/24	182,938
65,000	Gray Television, Inc.*^ 5.875%, 07/15/26	63,003
48,000	Great Lakes Dredge & Dock Corp.µ 8.000%, 05/15/22	48,900
95,000	H&E Equipment Services, Inc.µ 5.625%, 09/01/25	95,589

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
	Hertz Corp.µ
65,000	7.375%, 01/15/21	$64,468
10,000	7.625%, 06/01/22*	10,220
	Icahn Enterprises, LPµ
65,000	6.375%, 12/15/25	65,309
43,000	6.750%, 02/01/24	44,124
62,000	Jeld-Wen, Inc.µ* 4.625%, 12/15/25	59,593
35,000	JPW Industries Holding Corp.µ* 9.000%, 10/01/24	37,009
70,000	Meritor, Inc.µ 6.250%, 02/15/24	72,174
25,000	Multi-Color Corp.µ* 4.875%, 11/01/25	23,453
90,000	Navistar International Corp.µ* 6.625%, 11/01/25	93,801
	Park Aerospace Holdings, Ltd.*
40,000	5.500%, 02/15/24µ	38,874
35,000	4.500%, 03/15/23^	33,576
115,000	Park-Ohio Industries, Inc.µ^ 6.625%, 04/15/27	120,105
125,000	Scientific Games International, Inc.µ* 5.000%, 10/15/25	120,945
35,000	Tennant Companyµ 5.625%, 05/01/25	35,797
15,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	14,957
55,000	TransDigm, Inc.µ 6.500%, 05/15/25	56,125
5,000	Trident Merger Sub, Inc.*^ 6.625%, 11/01/25	4,909
10,000	TriMas Corp.µ* 4.875%, 10/15/25	9,755
95,000	United Rentals North America, Inc.µ 4.875%, 01/15/28	90,118
25,000	Waste Pro USA, Inc.µ* 5.500%, 02/15/26	24,781
		1,744,330

Information Technology (0.7%)
	Alliance Data Systems Corp.*^
60,000	5.875%, 11/01/21	61,275
50,000	5.375%, 08/01/22	50,312
50,000	Cardtronics, Inc.µ* 5.500%, 05/01/25	46,438
40,000	CBS Radio, Inc.*^ 7.250%, 11/01/24	40,645
55,000	CDK Global, Inc.µ 4.875%, 06/01/27	53,084
	Clear Channel Worldwide Holdings, Inc.
50,000	7.625%, 03/15/20µ	50,202
20,000	7.625%, 03/15/20	20,081

PRINCIPAL AMOUNT		VALUE
60,000	CommScope Technologies, LLCµ* 6.000%, 06/15/25	$61,874
125,000	First Data Corp.µ* 5.000%, 01/15/24	126,076
60,000	Harland Clarke Holdings Corp.µ* 8.375%, 08/15/22	61,483
45,000	Nuance Communications, Inc.µ 5.625%, 12/15/26	44,969
65,000	TTM Technologies, Inc.µ* 5.625%, 10/01/25	63,779
40,000	VFH Parent, LLC*^ 6.750%, 06/15/22	41,626
		721,844

Materials (1.3%)
72,000	AK Steel Corp.^ 6.375%, 10/15/25	67,318
200,000	Alcoa Nederland Holding, BVµ* 7.000%, 09/30/26	218,307
200,000	ArcelorMittal, SA^ 7.250%, 10/15/39	237,473
200,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	202,902
23,000	Cleveland-Cliffs, Inc. 5.900%, 03/15/20	23,206
15,000	Commercial Metals Company* 5.750%, 04/15/26	15,055
35,000	First Quantum Minerals, Ltd.* 7.000%, 02/15/21	35,284
25,000	Kinross Gold Corp.µ* 4.500%, 07/15/27	23,557
270,000	New Gold, Inc.*^ 6.375%, 05/15/25	275,416
170,000	PBF Holding Company, LLC / PBF Finance Corp.µ 7.250%, 06/15/25	176,961
	United States Steel Corp.^
120,000	6.875%, 08/15/25µ	122,633
25,000	6.250%, 03/15/26	24,882
		1,422,994

Real Estate (0.1%)
2,000	Crescent Communities, LLC/Crescent Ventures, Inc.µ* 8.875%, 10/15/21	2,104
100,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	95,165
65,000	Starwood Property Trust, Inc.µ* 4.750%, 03/15/25	62,876
		160,145

Schedule of Investments April 30, 2018 (Unaudited)

14 CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Telecommunication Services (1.7%)
25,000	Block Communications, Inc.µ* 6.875%, 02/15/25	$25,271
60,000	CB Escrow Corp.µ* 8.000%, 10/15/25	57,118
60,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	55,324
200,000	CSC Holdings, LLCµ* 5.500%, 04/15/27	192,460
200,000	Embarq Corp.µ 7.995%, 06/01/36	190,814
	Frontier Communications Corp.
155,000	7.625%, 04/15/24	102,110
85,000	11.000%, 09/15/25^	65,401
25,000	8.500%, 04/01/26*^	24,267
40,000	Hughes Satellite Systems Corp.µ 6.625%, 08/01/26	40,237
100,000	Inmarsat Finance, PLCµ* 4.875%, 05/15/22	96,734
	Intelsat Jackson Holdings, SA
100,000	9.750%, 07/15/25*^	98,089
60,000	7.500%, 04/01/21µ	56,974
35,000	8.000%, 02/15/24µ*	36,978
65,000	Qwest Corp.µ 6.875%, 09/15/33	61,706
25,000	SBA Communications Corp.µ* 4.000%, 10/01/22	23,848
25,000	Sprint Capital Corp.µ 6.875%, 11/15/28	25,534
	Sprint Corp.
325,000	7.875%, 09/15/23^	349,026
160,000	7.125%, 06/15/24µ	165,204
65,000	T-Mobile USA, Inc.^ 4.750%, 02/01/28	62,727
10,000	Telecom Italia Capital, SA 6.000%, 09/30/34	10,400
105,000	United States Cellular Corp.µ 6.700%, 12/15/33	110,794
	Windstream Services, LLC
63,000	8.625%, 10/31/25µ*	57,973
34,000	7.750%, 10/01/21	25,614
6,000	7.750%, 10/15/20µ	5,154
		1,939,757

Utilities (0.5%)
120,000	AES Corp.µ 4.000%, 03/15/21	120,819
20,000	NGPL PipeCo, LLCµ* 4.875%, 08/15/27	19,502
	NRG Energy, Inc.^
70,000	6.625%, 01/15/27	72,219
43,000	5.750%, 01/15/28*	42,662

PRINCIPAL AMOUNT			VALUE
35,000		PPL Capital Funding, Inc.µ‡ 4.967%, 03/30/67 3 mo. USD LIBOR + 2.67%	$34,895
40,000		Talen Energy Supply, LLC*^ 10.500%, 01/15/26	34,612
65,000		TerraForm Power Operating, LLCµ* 5.000%, 01/31/28	61,040
110,000		Vistra Energy Corp.µ* 8.125%, 01/30/26	120,881
			506,630
		Total Corporate Bonds (Cost $19,897,378)	19,702,386

Convertible Bonds (33.6%)
Consumer Discretionary (10.4%)
350,000		Chegg, Inc.µ* 0.250%, 05/15/23	380,595
1,400,000		Cie Generale des Etablissements Michelin SCAµ 0.000%, 01/10/22	1,444,226
60,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	659,720
		Liberty Interactive, LLC
1,480,000		1.750%, 09/30/46µ*	1,550,537
115,817		4.000%, 11/15/29	77,993
85,000		3.750%, 02/15/30	58,136
460,000		LVMH Moet Hennessy Louis Vuitton, SE 0.000%, 02/16/21	1,635,610
945,000		Marriott Vacations Worldwide Corp.µ* 1.500%, 09/15/22	1,001,634
805,000		RH* 0.000%, 07/15/20	836,568
975,000		Tesla, Inc.µ 1.250%, 03/01/21	1,004,406
1,245,000		Vipshop Holdings, Ltd.µ 1.500%, 03/15/19	1,299,612
11,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 10/25/18	1,594,784
			11,543,821

Financials (4.4%)
800,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaAµ 1.000%, 12/01/20	1,226,520
1,100,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	1,373,159
686,000		IAC FinanceCo, Inc.*^ 0.875%, 10/01/22	846,256
150,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	1,493,839
			4,939,774

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT			VALUE

Health Care (2.5%)
700,000	EUR	Bayer Capital Corp., BVµ 5.625%, 11/22/19	$910,549
1,635,000		Illumina, Inc.µ 0.000%, 06/15/19	1,818,537
			2,729,086

Industrials (4.2%)
110,000,000	JPY	ANA Holdings, Inc. 0.000%, 09/19/24	1,058,016
750,000		Haitian International Holdings, Ltd. 2.000%, 02/13/19	786,900
11,000,000	HKD	Harvest International Company 0.000%, 11/21/22	1,498,058
1,200,000		Larsen & Toubro, Ltd.µ 0.675%, 10/22/19	1,275,246
			4,618,220

Information Technology (7.1%)
695,000		Atlassian, Inc.µ* 0.625%, 05/01/23	694,291
705,000		Etsy, Inc.µ* 0.000%, 03/01/23	767,019
705,000		Guidewire Software, Inc.µ 1.250%, 03/15/25	716,964
810,000		Nice Systems, Inc.µ^ 1.250%, 01/15/24	1,014,468
735,000		RealPage, Inc.µ* 1.500%, 11/15/22	1,032,987
771,000		Weibo Corp.µ*^ 1.250%, 11/15/22	882,572
1,875,000		Workday, Inc.µ* 0.250%, 10/01/22	2,032,594
710,000		Zendesk, Inc.µ* 0.250%, 03/15/23	736,820
			7,877,715

Materials (3.0%)
1,235,000		Cemex, SAB de CV 3.720%, 03/15/20	1,269,036
1,920,000		Royal Gold, Inc.µ^ 2.875%, 06/15/19	2,047,757
			3,316,793

Real Estate (2.0%)
500,000	EUR	Aroundtown, SA 1.500%, 01/18/21	775,644
654,000		AYC Finance, Ltd. 0.500%, 05/02/19	684,823
6,000,000	HKD	Smart Insight International, Ltd. 0.000%, 01/27/19	763,404
			2,223,871
		Total Convertible Bonds (Cost $36,741,652)	37,249,280

PRINCIPAL AMOUNT		VALUE
U.S. Government and Agency Securities (2.6%)
1,410,000	United States Treasury Note 1.875%, 05/31/22	$1,363,553
1,545,000	1.875%, 10/31/22	1,487,133
		2,850,686
	Total U.S. Government and Agency Securities (Cost $2,919,046)	2,850,686

Bank Loans (0.3%)‡
Consumer Discretionary (0.1%)
128,375	Weight Watchers International, Inc. 6.985%, 11/29/24	130,361

Financials (0.1%)
55,000	GLP Financing, LLC 3.397%, 04/28/21	54,587

Telecommunication Services (0.1%)
60,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	61,283
89,850	New Media Holdings II, LLC! 0.000%, 06/04/20	90,748
		152,031
	Total Bank Loans (Cost $334,124)	336,979

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (7.8%)
Energy (0.2%)
9,685	NuStar Energy, LP‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	215,201

Health Care (0.9%)
17,100	Anthem, Inc.µ 5.250%, 05/01/18	972,306

Industrials (0.7%)
13,700	Rexnord Corp.µ 5.750%, 11/15/19	820,699

Real Estate (0.9%)
970	Crown Castle International Corp.µ 6.875%, 08/01/20	975,408

Telecommunication Services (3.9%)
21,460	Alibaba Exchangeable (Softbank)*^§ 5.750%, 06/03/19	4,334,941

Schedule of Investments April 30, 2018 (Unaudited)

16 CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE

Utilities (1.2%)
22,500		NextEra Energy, Inc.µ 6.123%, 09/01/19	$1,300,500
		Total Convertible Preferred Stocks (Cost $8,642,686)	8,619,055

Common Stocks (79.6%)
Consumer Discretionary (5.7%)
21,000	EUR	Daimler, AG	1,650,979
1,780		GameStop Corp. - Class A^	24,297
75,300	JPY	Panasonic Corp.	1,114,978
17,900		Starbucks Corp.	1,030,503
4,900	EUR	Volkswagen, AG	997,636
15,700		Walt Disney Company	1,575,181
			6,393,574

Consumer Staples (9.6%)
33,454		Coca-Cola Company~	1,445,547
9,500	EUR	Danone	769,555
43,000	GBP	Diageo, PLC	1,534,010
35,390	JPY	Japan Tobacco, Inc.	951,326
14,000	EUR	Kerry Group, PLC - Class A	1,423,518
28,600	CHF	Nestlé, SA	2,215,644
13,650	EUR	Unilever, NV	782,535
17,000		Walmart, Inc.	1,503,820
			10,625,955

Energy (9.2%)
15,250		Anadarko Petroleum Corp.~	1,026,630
6,000		Chevron Corp.	750,660
1,590,000	HKD	China Petroleum & Chemical Corp.	1,548,436
3,375		Enterprise Products Partners, LPµ	90,585
14,715		Exxon Mobil Corp.	1,144,091
1,300		Magellan Midstream Partners, LP	85,579
44,065	EUR	Royal Dutch Shell, PLC - Class A	1,542,000
26,800		Schlumberger, Ltd.	1,837,408
2,170		Spectra Energy Partners, LP	77,361
960		Targa Resources Corp.µ	45,091
25,740	EUR	TOTAL, SA	1,617,802
25,700	CAD	Tourmaline Oil Corp.	483,395
			10,249,038

Financials (18.5%)
38,500		American International Group, Inc.	2,156,000
70,900		Bank of America Corp.~	2,121,328
11,800	EUR	BNP Paribas, SA	910,951
84,400	CHF	Credit Suisse Group, AG#	1,423,510
36,500		E*TRADE Financial Corp.#	2,214,820
6,900		Goldman Sachs Group, Inc.	1,644,477

NUMBER OF SHARES			VALUE
50,000	INR	HDFC Bank, Ltd.	$1,451,545
33,700	INR	Indiabulls Housing Finance, Ltd.	657,067
21,000		JPMorgan Chase & Company	2,284,380
131,000	HKD	Ping An Insurance Group Company of China, Ltd.	1,280,053
69,600	GBP	Prudential, PLC	1,789,696
9,250		S&P Global, Inc.	1,744,550
36,600	EUR	UniCredit S.p.A	793,485
			20,471,862

Health Care (7.7%)
18,200		AbbVie, Inc.	1,757,210
12,400		Alexion Pharmaceuticals, Inc.~#	1,458,612
20,800		Baxter International, Inc.	1,445,600
5,200		Celgene Corp.#	452,920
3,900		Humana, Inc.	1,147,302
17,700		Johnson & Johnson	2,238,873
			8,500,517

Industrials (7.9%)
25,600		Delta Air Lines, Inc.	1,336,832
9,400	JPY	FANUC Corp.	2,013,578
24,400		General Electric Companyµ	343,308
162,500	GBP	International Consolidated Airlines Group, SA	1,404,684
9,800	EUR	KION Group, AG	816,876
30,800	JPY	Komatsu, Ltd.	1,049,932
4,100		Raytheon Company	840,254
10,200	EUR	Schneider Electric, SE	924,573
			8,730,037

Information Technology (19.8%)
3,060		Alphabet, Inc. - Class A#	3,116,855
16,100		Apple, Inc.^	2,660,686
10,900	EUR	ASML Holding, NV	2,075,183
2,500	CAD	Constellation Software, Inc.	1,786,732
9,100		Facebook, Inc. - Class Aµ#	1,565,200
8,500		MasterCard, Inc. - Class A	1,515,295
20,200		Microsoft Corp.µ	1,889,104
4,800	JPY	Nintendo Company, Ltd.	2,016,845
249,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,896,717
68,900	HKD	Tencent Holdings, Ltd.	3,387,323
			21,909,940

Materials (1.2%)
272,000	GBP	Glencore, PLC#	1,310,222
		Total Common Stocks (Cost $91,728,524)	88,191,145

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT 17

Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE
Exchange-Traded Funds (1.1%)
Other (1.1%)
8,425	iShares iBoxx High Yield Corporate Bond ETF^	$722,023
14,675	SPDR Barclays Capital High Yield Bond ETF^	526,392
	Total Exchange-Traded Funds (Cost $1,282,330)	1,248,415

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.8%) #
Consumer Discretionary (0.4%)
19 1,900	Amazon.com, Inc. Call, 05/18/18, Strike $1,500.00	154,660
5 500	Booking Holdings, Inc. Call, 01/17/20, Strike $1,920.00	246,400
330 33,000	Sony Corp. Call, 05/18/18, Strike $49.00	4,950
		406,010

Energy (0.2%)
100 10,000	Pioneer Natural Resources Company Call, 06/15/18, Strike $185.00	205,500

Financials (0.0%)
625 62,500	Sberbank Of Russia PJSC Call, 06/15/18, Strike $18.50	7,969

Information Technology (0.0%)
350 35,000	Taiwan Semiconductor Manufacturing Company, Ltd. Call, 01/18/19, Strike $45.00	29,750

Materials (0.0%)
100 10,000	Air Products & Chemicals, Inc. Call, 06/15/18, Strike $170.00	11,000

Other (0.2%)
985 98,500	iShares MSCI EAFE ETF Put, 05/18/18, Strike $71.00	63,532
595 59,500	iShares MSCI Emerging Markets ETF Put, 05/18/18, Strike $47.00	42,840
25 2,500	S&P 500 Index Put, 05/18/18, Strike $2,660.00	94,875
		201,247
	TOTAL PURCHASED OPTIONS (Cost $1,086,082)	861,476

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT	VALUE

NUMBER OF SHARES		VALUE
Short Term Investments (6.4%)
3,523,019	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	$3,524,076
3,521,676	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	3,521,676
	Total Short Term Investments (Cost $7,045,576)	7,045,752
	TOTAL INVESTMENTS (150.0%) (Cost $169,677,398)	166,105,174

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-10.8%)		(12,000,000)

LIABILITIES, LESS OTHER ASSETS (-39.2%)		(43,334,236)

NET ASSETS (100.0%)		$110,770,938

NOTES TO SCHEDULE OF INVESTMENTS

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $37,311,203 (see Note 6 - Notes Payable).

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2018.

&Illiquid security.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $146,998.

#Non-income producing security.

***The rate disclosed is the 7 day net yield as of April 30, 2018.

18 CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Schedule of Investments April 30, 2018 (Unaudited)

FOREIGN CURRENCY ABBREVIATIONS

CADCanadian Dollar

CHFSwiss Franc

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

INRIndian Rupee

JPYJapanese Yen

TWDNew Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE APRIL 30, 2018

	Value	% of Total Investments
US Dollar	$111,130,695	66.9%
European Monetary Unit	18,590,965	11.2%
Japanese Yen	10,358,234	6.2%
Hong Kong Dollar	10,072,058	6.1%
British Pound Sterling	6,038,612	3.6%
Swiss Franc	3,639,154	2.2%
Canadian Dollar	2,270,127	1.4%
Indian Rupee	2,108,612	1.3%
New Taiwan Dollar	1,896,717	1.1%
Total Investments	$166,105,174	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT 19

Statement of Assets and Liabilities April 30, 2018 (Unaudited)

ASSETS
Investments in securities, at value (cost $169,677,398)	$166,105,174
Foreign currency (cost $5,446)	5,443
Receivables:
Accrued interest and dividends	900,595
Prepaid expenses	59,294
Other assets	97,670
Total assets	167,168,176

LIABILITIES
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 480,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $119,876) (Note 7)	11,880,124
Payables:
Notes payable	43,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	38,516
Investments purchased	1,130,658
Affiliates:
Investment advisory fees	136,952
Deferred compensation to trustees	97,670
Financial accounting fees	1,582
Trustees’ fees and officer compensation	4,249
Other accounts payable and accrued liabilities	107,487
Total liabilities	56,397,238
NET ASSETS	$110,770,938

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 8,489,501 shares issued and outstanding	$112,401,698
Undistributed net investment income (loss)	(478,526)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	2,433,762
Unrealized appreciation (depreciation) of investments, and foreign currency translations	(3,585,996	)*
NET ASSETS	$110,770,938
Net asset value per common shares based upon 8,489,501 shares issued and outstanding	$13.05

*Net of deferred foreign capital gains tax of $(11,747).

Statement of Operations Six Months Ended April 30, 2018 (Unaudited)

20 CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$1,125,387
Dividends	1,339,863
Foreign Taxes Withheld	(71,842)
Total investment income	2,393,408

EXPENSES
Investment advisory fees	829,740
Interest expense on Notes Payable (Note 6)	383,292
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	247,243
Legal fees	29,608
Transfer agent fees	16,268
Printing and mailing fees	14,692
Trustees’ fees and officer compensation	10,146
Financial accounting fees	9,599
Custodian fees	9,514
Accounting fees	9,053
Audit fees	8,578
Registration fees	1,216
Other	17,382
Total expenses	1,586,331
NET INVESTMENT INCOME (LOSS)	807,077

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	5,227,722	(a)
Purchased options	1,477,878
Foreign currency transactions	66,312
Written options	(668,554)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(4,594,684	)(b)
Purchased options	(223,315)
Foreign currency translations	536
Written options	(432)
NET GAIN (LOSS)	1,285,463
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,092,540

(a)Net of foreign capital gains tax of $1,680.

(b)Net of change of $(11,313) in deferred capital gains tax.

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT 21

	(Unaudited) Six Months Ended April 30, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$807,077	$1,980,841
Net realized gain (loss)	6,103,358	8,413,622
Change in unrealized appreciation/(depreciation)	(4,817,895)	10,053,443
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	2,092,540	20,447,906

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(1,033,002)	(9,222,191)
Net realized gains	(4,057,239)	(939,411)
Net decrease in net assets from distributions to common shareholders	(5,090,241)	(10,161,602)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	130,360	193,964
Net increase (decrease) in net assets from capital stock transactions	130,360	193,964
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,867,341)	10,480,268

NET ASSETS
Beginning of period	$113,638,279	$103,158,011
End of period	$110,770,938	$113,638,279
Undistributed net investment income (loss)	$(478,526)	$(252,601)

22 CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows Six Months Ended April 30, 2018 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$2,092,540
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(129,876,270)
Net purchases of short term investments	(5,160,021)
Proceeds paid on closing written options	(1,339,938)
Proceeds from disposition of investment securities, including purchased options	133,276,030
Premiums received from written options	670,422
Amortization and accretion of fixed-income securities	(320,036)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	9,727
Net realized gains/losses from investments, excluding purchased options	(5,227,732)
Net realized gains/losses from capital gains tax	(1,680)
Net realized gains/losses from purchased options	(1,477,878)
Net realized gains/losses from written options	668,554
Change in unrealized appreciation or depreciation on investments, excluding purchased options	4,594,684
Change in unrealized appreciation or depreciation on capital gains tax	(11,313)
Change in unrealized appreciation or depreciation on purchased options	223,315
Change in unrealized appreciation or depreciation on written options	432
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(101,588)
Prepaid expenses	(7,252)
Other assets	(1,557)
Increase/(decrease) in liabilities:
Payables to affiliates	3,225
Other accounts payable and accrued liabilities	(44,310)
Net cash provided by/(used in) operating activities	$(2,030,646)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(4,959,881)
Proceeds from preferred shares sold	38,516
Offering costs on Mandatory Redeemable Preferred Shares	(2,746)
Net increase/(decrease) in due to custodian bank	(39,800)
Proceeds from note payable	7,000,000
Net cash provided by/(used in) financing activities	$2,036,089
Net increase/(decrease) in cash and foreign currency*	$5,443
Cash at beginning of period	$—
Cash and foreign currency at end of period	$5,443
Supplemental disclosure
Cash paid for interest on Notes Payable	$452,075
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$285,759
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions:	$130,360

*Includes net change in unrealized appreciation or depreciation on foreign currency of $(3).

CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT   23

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 30% of its managed assets in securities of foreign issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

24   CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2018. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT   25

Notes to Financial Statements (Unaudited)

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2015 - 2017 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $97,670 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2018. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2018.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2018 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$2,916,488	$119,478,763
Proceeds from sales	—	123,867,669

26   CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The cost basis of investments for federal income tax purposes at April 30, 2018 was as follows*:

Cost basis of investments	$ 169,677,398
Gross unrealized appreciation	5,714,744
Gross unrealized depreciation	(9,286,968)
Net unrealized appreciation (depreciation)	$ (3,572,224)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2018 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2017 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2017
Distributions paid from:
Ordinary income	$ 9,295,158
Long-term capital gains	939,411
Return of capital	—

As of October 31, 2017, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$164,268
Undistributed capital gains	—
Total undistributed earnings	164,268
Accumulated capital and other losses	—
Net unrealized gains/(losses)	1,274,441
Total accumulated earnings/(losses)	1,438,709
Other	(71,768)
Paid-in-capital	112,271,338
Net assets applicable to common shareholders	$113,638,279

CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT   27

Notes to Financial Statements (Unaudited)

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2018.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

28   CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

As of April 30, 2018, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2018, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2018, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased Options(1)	$861,476	$—
	$861,476	$—

(1) Generally, the Statement of Assets and Liabilities location for “Purchased Options” is “Investments in securities, at value”.

For the period ended April 30, 2018, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased Options	22,155
Written Options	11,135

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $55.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2018, the average borrowings under the Agreement were $40.5 million. For the period ended April 30, 2018, the average interest rate was 2.04%. As of April 30, 2018, the amount of total outstanding borrowings was $43.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2018 was 2.27%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. As of April 30, 2018, the Fund used approximately $18 million of its cash collateral to offset borrowings under the SSB Agreement. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase

CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT   29

Notes to Financial Statements (Unaudited)

transactions. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2018, approximately $17.3 million of securities were on loan ($9.9 million of fixed income securities and $7.4 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 480,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $12.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2018.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	160	$25	$ 4,000,000
Series B	9/06/24	4.00%	160	$25	$ 4,000,000
Series C	9/06/27	4.24%	160	$25	$ 4,000,000
				Total	$12,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

30   CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 8,489,501 shares outstanding at April 30, 2018. Transactions in common shares were as follows:

	PERIOD ENDED April 30, 2018	YEAR ENDED October 31, 2017
Beginning shares	8,480,060	8,465,001
Shares sold	—	—
Shares issued through reinvestment of distributions	9,441	15,059
Ending shares	8,489,501	8,480,060

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$19,702,386	$—	$19,702,386
Convertible Bonds	—	37,249,280	—	37,249,280
U.S. Government and Agency Security	—	2,850,686	—	2,850,686
Bank Loans	—	336,979	—	336,979
Convertible Preferred Stocks	4,284,114	4,334,941	—	8,619,055
Common Stocks Foreign	3,693,645	39,927,141	—	43,620,786
Common Stocks U.S.	44,570,359	—	—	44,570,359
Exchange-Traded Funds	1,248,415	—	—	1,248,415
Purchased Options	861,476	—	—	861,476
Short Term Investments	7,045,752	—	—	7,045,752
Total	$61,703,761	$104,401,413	$—	$166,105,174

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stock Foreign	$—	$1,542,000	$1,542,000	$—
Total	$—	$1,542,000	$1,542,000	$—

* Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

Notes to Financial Statements (Unaudited)

CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT   31

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$13.40	$12.19	$13.29	$14.21	$14.56	$13.97
Income from investment operations:
Net investment income (loss)*	0.10	0.23	0.21	0.22	0.26	0.24
Net realized and unrealized gain (loss)	0.15	2.18	(0.11)	0.06	0.59	1.56
Total from investment operations	0.25	2.41	0.10	0.28	0.85	1.80
Less distributions to common shareholders from:
Net investment income	(0.12)	(1.09)	(0.99)	(0.85)	(0.85)	(0.82)
Net realized gains	(0.48)	(0.11)	(0.20)	–	(0.19)	(0.20)
Return of capital	–	–	(0.01)	(0.35)	(0.16)	(0.18)
Total distributions	(0.60)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)
Capital charge resulting from issuance of common and preferred shares and related offering costs	–	–	–	–	–	(0.01)
Net asset value, end of period	$13.05	$13.40	$12.19	$13.29	$14.21	$14.56
Market value, end of period	$13.83	$13.98	$10.96	$11.96	$13.57	$13.99
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	1.73%	21.44%	2.22%	2.39%	6.19%	13.56%
Market value	3.34%	40.91%	2.13%	(3.51)%	5.54%	12.74%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.78% (c)	2.34%	2.11%	2.00%	1.92%	1.93%
Net investment income (loss)	1.42% (c)	1.87%	1.73%	1.56%	1.78%	1.68%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$110,771	$113,638	$103,158	$112,474	$120,277	$123,141
Portfolio turnover rate	77%	134%	114%	76%	95%	73%
Average commission rate paid	$0.0220	$0.0272	$0.0279	$0.0279	$0.0253	$0.0170
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$12,000	$12,000	$–	$–	$–	$–
Notes Payable (000’s omitted)	$43,000	$36,000	$42,000	$44,000	$49,000	$49,000
Asset coverage per $1,000 of loan outstanding(d)	$3,855	$4,490	$3,456	$3,556	$3,455	$3,513
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$345	$337	$–	$–	$–	$–

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.68%, 1.62%, 1.62%, 1.63%, 1.59% and 1.57%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

32   CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Global Total Return Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Total Return Fund (the “Fund”) as of April 30, 2018, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2017, and the financial highlights for each of the five years in the period then ended; and in our report dated December 15, 2017, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 14, 2018

About Closed-End Funds

CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT   33

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

34   CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

CALAMOS GLOBAL TOTAL RETURN FUND SEMIANNUAL REPORT   35

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com/connect

Visit our Web site for timely fund performance,
detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2017 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2018 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CGOSAN 2706 2018

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2018

By: /s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	June 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2018

By: /s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	June 21, 2018